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
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BARNWELL BANK GROUP                         GREENWOOD BANK & TRUST                 Loan Number 76570
P.O. BOX 389                                109 MONTAGUE STREET                    Date OCTOBER 21, 1996
BARNWELL, SC 29812                          PO BOX 218                             Maturity Date JULY 20, 1997
                                            GREENWOOD, SC 29648-0218               Loan Amount $350,000.00

   BORROWER'S NAME AND ADDRESS                 LENDER'S NAME AND ADDRESS           Renewal Of
"I" includes each borrower above,           "You" means  the lender, its           :  BK
     joint and severally.                     successors and assigns.

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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE HUNDRED FIFTY THOUSAND AND NO/100* * * *
* * * * * * * * * * * * * * * Dollars $350,000.00

|_| SINGLE ADVANCE: I will receive all of this principal sum on _____________. No additional advances are contemplated under this note.

|X| MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On OCTOBER 21, 1996 I will receive the amount of $___________ and future principal advances are contemplated.


         Conditions:  The conditions for future advances are  TO BE APPROVED
         BY LENDER
         ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

         |X| OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on JULY 20, 1997.

         |_| CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from OCT. 21, 1996 at the rate of 9.250% per year until FIRST CHANGE DATE.

|X| VARIABLE RATE:  This rate may then change as stated below.

         |X| INDEX RATE: The future rate will be 1.000% OVER the following index rate: WALL STREET PRIME RATE, AS QUOTED IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL; IF MORE THAN ONE RATE IS QUOTED, THE HIGHER RATE WILL APPLY.

         |_| NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

         |X| FREQUENCY AND TIMING: The rate on this note may change as often as DAILY. A change in the interest rate will take effect ON THE SAME DAY AS A CHANGE IN THE INDEX RATE.

         |_| LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ______% or less than _______%.
         The rate may not change more than _______% each             .

         |_| EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:


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         |_|  The amount of each scheduled payment will change.
         |_|  The amount of the final payment will change.

         |X| THE AMOUNT DUE AT MATURITY WILL CHANGE.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY DATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

         |_| on the same fixed or variable rate basis in effect before maturity (as indicated above).

         |_|  at a rate equal to  ____________________________________________.

|_| LATE CHARGE: If a payment is not made within ______ days after it is due, I agree to pay a late charge of ______________________________________________.

|_| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |_| are not included in the principal amount above:
_______________________________________________________________________________.

PAYMENTS:  I agree to pay this note as follows:
_______________________________________________________________________________

|X| INTEREST:  I agree to pay accrued interest  AT MATURITY
_______________________________________________________________________________.

|X| PRINCIPAL:  I agree to pay the principal  JULY 20, 1997
_______________________________________________________________________________.

|_| INSTALLMENTS: I agree to pay this note in ___________ payments. The first payment will be in the amount of $_________________________________
and will be due ____________________.  A payment of $_____________________ will be due _________________________________________thereafter.  The final payment of the entire unpaid balance of principal and interest will be due ____________.

ADDITIONAL TERMS:
THIS NOTE IS SECURED BY PERSONAL GUARANTIES DATED OCTOBER 21, 1996 FROM THE
FOLLOWING: RICHARD E. BOYLES, JR., ALBERT L. CARROLL, PEGGY G. COLLINS, CLINTON
C. LEMON, JR., MARSHALL L. MARTIN, JR., SUSAN P. MOSKOW, J. SAMUEL PLEXICO, CAROLYNE S. WILLIAMS, W. ALLEN WOODS AND MILES LOADHOLT.

THIS NOTE IS A REVOLVING LINE OF CREDIT TO BE ADVANCED IN A SERIES OF DRAWS.


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|_|  SECURITY:  This note is separately                   PURPOSE:  The purpose of this loan is  BUSINESS:  FUND START-UP secured by (describe separate document by type
and date):
                                                          SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE
                                                          (INCLUDING THOSE ON PAGE 2).  I have received a copy on today's date.

(This section is for your internal use. Failure
to list a separate security document does not
mean the agreement will not secure this note.)
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Signature for Lender                    BARNWELL BANK GROUP


 X                                      BY: /s/ MARSHALL MARTIN
WILLIAM G. STEVENS


 X                                      BY:
PRESIDENT

                                        BY


                                        BY


                                        BY


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                                        BY


                                        BY